GUARDIAN DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
January 31, 2021 (Unaudited)

COMMON STOCKS — 99.00%	Shares	Fair Value

Communications — 3.08%
TELUS Corp.	14,292	$ 294,871
Verizon Communications, Inc.	4,563	249,824
		544,695
Consumer Discretionary — 6.66%
Home Depot, Inc. (The)	1,502	406,772
LVMH Moet Hennessy Louis Vuitton SA - ADR	1,749	213,465
McDonald's Corp.	2,672	555,348
		1,175,585
Consumer Staples — 11.66%
Costco Wholesale Corp.	1,581	557,192
Nestle S.A. - ADR	5,939	666,950
Procter & Gamble Co. (The)	2,584	331,295
Unilever PLC - ADR	8,610	502,307
		2,057,744
Energy — 5.65%
EOG Resources, Inc.	6,546	333,584
Schlumberger NV	14,775	328,153
Total S.E. - ADR	7,953	334,662
		996,399
Financials — 2.69%
Royal Bank of Canada	5,861	474,254

Health Care — 10.48%
AstraZeneca PLC - ADR	8,878	449,227
Johnson & Johnson	2,505	408,640
Lonza Group AG - ADR	3,422	219,590
Medtronic PLC	2,360	262,739
Novo Nordisk A/S - ADR	2,486	173,026
Roche Holding AG - ADR	7,797	338,468
		1,851,690
Industrials — 10.27%
Exponent, Inc.	2,134	176,226
Illinois Tool Works, Inc.	1,319	256,163
Republic Services, Inc.	4,113	372,308
Rockwell Automation, Inc.	1,082	268,909
Schneider Electric SE - ADR	13,574	398,940
Waste Management, Inc.	3,061	340,750
		1,813,296

See accompanying notes which are an integral part of this schedule of investments.

Materials — 3.74%
Air Products & Chemicals, Inc.	2,476	660,498

Real Estate — 6.72%
Crown Castle International Corp.	1,574	250,675
Digital Realty Trust, Inc.	2,729	392,840
Medical Properties Trust, Inc.	25,763	543,857
		1,187,372
Technology — 35.84%
Accenture PLC, Class A	3,782	914,941
Apple, Inc.	7,245	956,050
Booz Allen Hamilton Holding Corp.	4,072	346,812
Broadcom, Inc.	2,142	964,971
CDW Corp.	2,695	354,824
Lam Research Corp.	1,017	492,177
MarketAxess Holdings, Inc.	361	195,214
MasterCard, Inc., Class A	2,433	769,534
Microsoft Corp.	3,779	876,577
Wolters Kluwer NV - ADR	5,502	458,702
		6,329,802
Utilities — 2.21%
American Water Works Co., Inc.	2,451	389,758

Total Common Stocks (Cost $14,390,467)		17,481,093

MONEY MARKET FUNDS - 1.07%

Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.01%(a)	188,330	188,330

Total Money Market Funds (Cost $188,330)		188,330

Total Investments — 100.07% (Cost $14,578,797)		17,669,423

Liabilities in Excess of Other Assets — (0.07)%		(11,562)

NET ASSETS — 100.00%		$ 17,657,861

(a)	Rate disclosed is the seven day effective yield as of January 31, 2021.

ADR	- American Depositary Receipt.

See accompanying notes which are an integral part of this schedule of investments.

As of January 31, 2021, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:
Gross unrealized appreciation	$3,216,234
Gross unrealized depreciation	(125,608)
Net unrealized appreciation/(depreciation) on investments	$3,090,626
Tax cost of investment	$14,578,797

Guardian Dividend Growth

Notes to the Schedule of Investments

January 31, 2021

(Unaudited)

The Guardian Dividend Growth Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year, which may include return of capital, are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Securities Valuation and Fair Value Measurements - The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (‘NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by

Guardian Dividend Growth

Notes to the Schedule of Investments- continued

January 31, 2021

(Unaudited)

NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2021:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$ 17,481,093	$ -	$ -	$ 17,481,093
Money Market Funds	188,330	-	-	188,330
Total	$ 17,669,423	$ -	$ -	$ 17,669,423

(a) Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (level 3) were used in determining fair value; therefore, no reconciliation of level 3 securities is included for this reporting period.